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                                                                       VERSION 1

                                                         GROSS PAYING SECURITIES


                       GLOBAL MASTER REPURCHASE AGREEMENT

     This agreement is to be used for repos and reverse repos of securities other than equities, U.S. Treasury Instruments and Net Paying Securities


                                                    Dated as of February 7, 1996

Between:

INDUSTRY MORTGAGE COMPANY, L.P. ("Party A") ("Seller")

and

NOMURA GRAND CAYMAN, Ltd. ("Party B") ("Buyer")

1.       Applicability

                  From time to time the parties hereto may enter into transactions in which one party ("Seller") agrees to sell to the other ("Buyer") securities and financial instruments (other than equities, U.S. Treasury instruments and Net Paying Securities) ("Securities") against the payment of the purchase price in money by Buyer to Seller, with a simultaneous agreement by Buyer to sell to Seller securities equivalent to such Securities at a date certain or on demand against the payment of the purchase price in money by Seller to Buyer. Each such transaction shall be referred to herein as a "Transaction" and shall be governed by this Agreement, including any supplemental terms and conditions contained in Annex I hereto, unless otherwise agreed in writing.

2.       Definitions

                  (a) "Act of Insolvency" shall occur with respect to any party hereto upon (i) its making a general assignment for the benefit of, or entering into a reorganization, arrangement, or composition with creditors, or (ii) its admitting in writing its inability to pay its debts as they become due, or (iii) its seeking, consenting to or acquiescing in the appointment of any trustee, administrator, receiver or liquidator or analogous officer of it or any material part of its property, or (iv) the presentation or filing of a petition in respect of it (other than by the counterparty to this Agreement in respect of any obligation under this Agreement) in any court or before any agency alleging or for the bankruptcy, winding-up or other insolvency of such party (or any analogous proceeding) or seeking any reorganization, arrangement, composition, re-adjustment, administration, liquidation,







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dissolution  or  similar  relief  under any  present or future  statute,  law or regulation, such petition (except in the case of a petition for winding-up or any analogous proceeding) not having been stayed or dismissed within 30 days of its filing, or (v) the appointment of a receiver, administrator, liquidator or trustee or analogous officer of such party over all or any material part of such party's property;

                  (b) "Additional Purchased Securities", Securities transferred by Seller to Buyer pursuant to paragraph 4(a) hereof;

                  (c) "Base Currency", the currency indicated in Annex I hereto;

                  (d) "Business Day", (i) a day other than a Saturday or a Sunday on which banks are open for business in London and in the principal financial centre of the country of which the currency in which the Purchase Price and the Repurchase Price are denominated is the official currency (or, in the case of ECU, Brussels) and (ii) in the event that the Transaction is to be settled through CEDEL or Euroclear on a payment against delivery basis, a day on which CEDEL or, as the case may be, Euroclear is open to settle business in the currency in which the Purchase Price and the Repurchase Price are denominated and (iii) in the event that the Transaction is to be settled otherwise than through CEDEL or Euroclear on a payment against delivery basis, a day on which the settlement system through which the Transaction is to be settled is open to settle such Transaction and (iv) where settlement is not being effected through a specific settlement system, a day on which banks are open for business in the place where delivery of the Securities the subject of such Transaction is to be settled:

                  (e) "Buyer's Margin Amount", with respect to any Transaction as of any date, the amount obtained by application of a percentage to the Repurchase Price for such Transaction as of such date, such percentage (which may be equal to the percentage that is agreed to for the purposes of Seller's Margin Amount under sub-paragraph (aa) of this paragraph) being a percentage agreed to by Buyer and Seller for this purpose in relation to that Transaction;

                  (f)      "CEDEL", Cedel S.A.;

                  (g) "Confirmation", the meaning specified in paragraph 7(a) hereof;

                  (h) "Contractual Currency", the meaning specified in paragraph 7(a) hereof;

                  (i) "Defaulting Party", the meaning specified in paragraph 10 hereof;

                  (j) "Default Market Value", in relation to Securities on any date: (where Seller is the Defaulting Party) the Market Value of such Securities on such date; and (where Buyer is the Defaulting party) the amount it would cost to buy such Securities at the best available offer price therefor (and where different offer prices are available for





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different  delivery dates, such offer price in respect of the earliest available such delivery date) on the most appropriate market on such date together with all broker's fees and commissions, transfer taxes and all other costs, fees and expenses that would be incurred in connection therewith (calculated on the assumption that the aggregate thereof is the least that could reasonably be expected to be paid in order to carry out the Transaction), all as determined by Seller; and for these purposes any sum in a currency other than the Contractual
Currency  for  the   Transaction  in  question  shall  be  converted  into  such
Contractual Currency at the Spot Rate;

                  (k) "Equivalent Securities", with respect to a Transaction, securities of the same issuer, forming a part of the same issue and being of an identical type, nominal value, description and (except where otherwise stated) amount to the Purchased Securities under that Transaction. If and to the extent that such Purchased Securities have been redeemed the expression shall mean a sum of money equivalent to the proceeds of the redemption;

                  (l) "Euroclear", Morgan Guaranty Trust Company of New York, Brussels Branch, as operator of the Euroclear System;

                  (m) "Event of Default", the meaning specified in paragraph 10 hereof;

                  (n) "Income", with respect to any Security at any time, all interest, dividends or other distributions thereon;

                  (o) "LIBOR", in relation to any sum in any currency, the three-month London Inter Bank Offered Rate in respect of that currency as quoted on Page 3750 on the Telerate Service (or such other page as may replace Page 3750 on that service or such other service as may be nominated for the time being by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association Interest Settlement Rates) as of 11:00 a.m., London time, on the date on which it is to be determined;

                  (p) "Margin Default", the meaning specified in paragraph 4(a) hereof;

                  (q) "Margin Excess", the meaning specified in paragraph 4(b) hereof;

                  (r) "Market Value", with respect to any Securities as of any time on any date, the price for such Securities at such time on such date obtained from a generally recognized source agreed to by the parties (and where different prices are obtained for different delivery dates, the price so obtainable for the earliest available such delivery date) (provided that the price of Securities that are suspended shall (for the purposes of paragraph 4 hereof) be nil unless the parties otherwise agree and (for all other purposes) shall be the price of those Securities as of the close of business on the Business Day last preceding the date of suspension) plus the aggregate amount of Income which, as of such date, has accrued but not yet been paid in respect of the Securities to the extent not





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included  in such price as of such  date,  and for these  purposes  any sum in a currency other than the Contractual Currency for the Transaction in question shall be converted into such Contractual Currency at the Spot Rate;

                  (s) "Net Paying Securities", Securities in respect of which any interest, dividend or other distribution payable by the issuer to either Seller or Buyer is required by law to be paid subject to withholding or deduction for or on account of taxes or duties of whatsoever nature imposed, levied, collected, withheld or assessed by any authority having power to tax;

                  (t) "Price Differential", with respect to any Transaction as of any date, the aggregate amount obtained by daily application of the Pricing Rate for such Transaction to the Purchase Price for such Transaction (on a 306 day year basis, or 365 day year basis as agreed between the parties for the Transaction) for the actual number of days during the period commencing on (and including) the Purchase Date for such Transaction and ending on (but excluding) the date of calculation;

                  (u) "Pricing Rate", with respect to any Transaction, the per annum percentage rate for calculation of the Price Differential agreed to by Buyer and Seller in relation to that Transaction;

                  (v) "Purchase Date", with respect to any Transaction, the date on which Purchased Securities are to be sold by Seller to Buyer in relation to that Transaction;

                  (w) "Purchase Price", (i) on the Purchase Date, the price at which Purchased Securities are sold or are to be sold by Seller to Buyer, and
(ii) thereafter, such price increased by the amount of any money paid by Buyer to Seller pursuant to paragraph 4(b) hereof and decreased by the amount of any money paid by Seller to Buyer pursuant to paragraph 4(a) hereof (and for this purpose any amount of money not denominated in the Contractual Currency shall (subject to paragraph 7(a)) be converted into the Contractual Currency at the Spot Rate);

                  (x) "Purchased Securities", with respect to any Transaction, subject to paragraph 8 hereof, the Securities sold or to be sold by Seller to Buyer under that Transaction. With respect to any Transaction the term "Purchased Securities" shall include Additional Purchased Securities transferred pursuant to paragraph 4(a) and attributed to that Transaction and shall exclude Purchased Securities in respect of which Equivalent Securities have been transferred pursuant to paragraph 4(b);

                  (y) "Repurchase Date", with respect to any Transaction, the date on which Buyer is to sell Equivalent Securities to Seller in relation to that Transaction;

                  (z) "Repurchase Price", with respect to any Transaction and as of any date the sum of the Purchase Price and the Price Differential as of such date (and for this





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purpose any amount of money not  denominated in the  Contractual  Currency shall
(subject to paragraph 7(a)) be converted into the Contractual Currency at the Spot Rate);

                  (aa) "Seller's Margin Amount", with respect to any Transaction as of any date, the amount obtained by application of a percentage to the Repurchase Price, such percentage (which may be equal to the percentage that is agreed to for the purposes of Buyer's Margin Amount under sub-paragraph (e) of this paragraph) being a percentage agreed to by Buyer and Seller for this purpose in relation to that Transaction;

                  (bb) "Spot Rate", where an amount in one currency is to be converted into a second currency on any date, unless the parties otherwise agree, at the spot rate of exchange quoted by Barclays Bank PLC in the London interbank market for the sale by it of such second currency against a purchase by it of such first currency;

                  (cc) "Term", with respect to any Transaction, the interval of time commencing with the Purchase Date and ending with the Repurchase Date; and

                  (dd) "Termination", with respect to any Transaction, refers to the requirement with respect to such Transaction for Buyer to sell Equivalent Securities against payment by Seller of the Repurchase Price in accordance with paragraph 3(d)(ii), and references to a Transaction having a "fixed term" or being "terminable upon demand" shall be construed accordingly.

3.       Imitation; Confirmation; Termination

                  (a) A Transaction may be entered into orally or in writing at the initiation of either Buyer or Seller.

                  (b) Upon agreeing to enter into a Transaction hereunder, Buyer or Seller (or both), as shall be agreed, shall promptly deliver to the other party a written confirmation of such Transaction (a "Confirmation").

                  The Confirmation shall describe the Purchased Securities (including CUSIP or CINS or other identifying number, if any), identify Buyer and Seller and set forth (i) the Purchase Date, (ii) the Purchase Price, (iii) the Repurchase Date, unless the Transaction is to be terminable on demand (in which case the Confirmation will say that it is so terminable), (iv) the Pricing Rate applicable to the Transaction, (v) in respect of each party the details of the bank account(s) to which payments to be made hereunder are to be credited, and (vi) any additional terms or conditions of the Transaction not inconsistent with this Agreement and shall be substantially in the form of Annex II hereto or such other form as the parties may agree.

                  The Confirmation relating to a Transaction shall, together with this Agreement, constitute prima facie evidence of the terms agreed between Buyer and Seller for that Transaction, unless specific objection is made with respect to the Confirmation





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promptly after receipt  thereof.  In the event of any conflict between the terms of such Confirmation and this Agreement, this Agreement shall prevail except in the case of those provisions in relation to which the Agreement specifically states that the parties may otherwise agree; and as to those provisions, the Confirmation shall prevail;

                  (c)(i) In the case of on demand Transactions, demand for Termination shall be made by Buyer or Seller, by telephone or otherwise, and shall provide for Termination to occur after not less than the minimum period as is customarily required for the settlement or delivery of money or Equivalent Securities of the relevant kind.

                  (ii) Termination of a Transaction will be effected, in the case of on demand Transactions, on the date specified for Termination in such demand, and, in the case of fixed term Transactions on the date fixed for Termination.

                  (d)(i) On the Purchase Date for a Transaction, the Purchased Securities shall be transferred to Buyer or its agent against the payment of the Purchase Price to Seller.

                  (ii) Termination of a Transaction will be effected on the Repurchase Date by transfer to Seller or its agent of Equivalent Securities against the payment by the Seller of the Repurchase Price (less any amount then payable and unpaid by Buyer to Seller pursuant to paragraph 5 hereof).

4.       Margin Maintenance

                  (a) If at any time the aggregate Market Value of all Purchased Securities then subject to any Transaction in which a particular party hereto is acting as Buyer is less than the aggregate of the Buyer's Margin Amounts for all such Transactions (the difference between such amounts being a "Margin
Deficit"), then Buyer may by notice to Seller in such Transactions require Seller to pay money or, at Seller's option, to transfer additional Securities reasonably acceptable to Buyer ("Additional Purchased Securities"), so that the aggregate Market Value of the Purchased Securities, including any such Additional Purchased Securities, will thereupon equal or exceed an amount which equals the aggregate of the Buyer's Margin Amounts for all such Transaction in which such Buyer is acting as Seller. For the purposes of this calculation all sums not denominated in the Base Currency shall be converted into the Base Currency on the relevant date at the Spot Rate.

                  (b) If at any time the aggregate Market Value of all Purchased Securities then subject to any Transaction in which a particular party hereto is acting as Seller exceeds the aggregate of the Seller's Margin Amounts for all such Transaction (the difference between such amounts being a "Margin Excess"), then Seller may by notice to Buyer in such Transactions require Buyer to pay money or, at Buyer's option, to transfer Equivalent Securities to Seller in an amount such that the aggregate Market Value of all Purchased Securities will thereupon not exceed an amount which equals the aggregate of





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the Seller's  Margin  Amounts for all such  Transactions  plus the amount of the
Margin Excess (if any) as of such date in respect of all the Transactions in which such Seller is acting as Buyer. For the purposes of this calculation all sums not denominated in the Base Currency shall be converted into the Base Currency on the relevant date at the Spot Rate.

                  (c) Any money paid or Securities transferred pursuant to this paragraph shall be attributed as between all the different Transactions then outstanding as shall be agreed upon by Buyer and Seller and, failing such agreement, as determined by the party receiving such money or Securities. Any money paid shall be paid in the currency agreed therefor between Buyer and Seller and failing such agreement in the Base Currency.

                  (d) The parties may agree, with respect to any or all Transactions, that their respective rights under sub-paragraphs (a) and (b) of this paragraph may be exercised only where a Margin Deficit or a Margin Excess exceeds an agreed amount or an agreed percentage of the aggregate of the Repurchase Prices of the relevant Transactions.

                  (e) The parties may agree that their respective rights under sub-paragraphs (a) and (b) of this paragraph (to require the elimination of a Margin Deficit or a Margin Excess, as the case may be) may be exercised in respect of an individual Transaction whenever a Margin Deficit or Margin Excess (calculated on the basis that that Transaction is the only Transaction then outstanding) exists with respect to it.

                  (f) Where the Seller or Buyer becomes obliged under either of sub- paragraph (a) or (b) of this paragraph to pay money or to transfer Securities or Equivalent Securities, it shall pay or transfer the same within the minimum period specified in Annex I or, if no period is there specified, such minimum period as is customarily required for the settlement or delivery of money, Securities or Equivalent Securities of the relevant kind.

5.       Income Payments

                  Unless otherwise agreed, where a particular Transaction's Term extends over an Income payment date in respect of any Securities subject to that Transaction, Buyer shall on the date such Income is paid transfer to or credit to the account of Seller an amount equal to (and in the same currency as) such Income payment or payments.

6.       Payment and Transfer

                  (a) Unless otherwise agreed, all money paid hereunder shall be in immediately available, freely convertible funds of the relevant currency. All Securities transferred hereunder (i) shall be in suitable form for transfer and shall be accompanied by duly executed instruments of transfer or assignment in blank (where required for transfer) and such other documentation as the transferee party may reasonably request, or (ii) shall be transferred through the book entry system of Euroclear or CEDEL, or (iii)





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shall be transferred  through any other agreed  securities  clearance system; or
(iv) shall be transferred by any other method mutually acceptable to Seller and Buyer.

                  (b) Unless otherwise agreed, all money payable by one party to the other in respect of any Transaction shall be paid free and clear of, and without withholding or deduction for, any taxes or duties of whatsoever nature imposed, levied, collected, withheld or assessed by any authority having power to tax, unless the withholding or deduction of such taxes or duties is required by law. In that event, unless otherwise agreed, the paying party shall pay such additional amounts as will result in the net amounts receivable by the other party (after taking account of such withholding or deduction) being equal to such amounts as would have been received by it had no such taxes or duties been required to be withheld or deducted.

                  (c) Unless otherwise agreed in writing between the parties, under each Transaction transfer of Purchased Securities by Seller and payment of Purchase Price payable by Buyer against the transfer of such Purchased Securities shall be made simultaneously and transfer of Equivalent Securities by Buyer and payment of Repurchase Price payable by Seller against the transfer of such Equivalent Securities shall be made simultaneously.

                  (d) In the case of any Transaction where, pursuant to the provisions of this Agreement, a party performs an obligation to transfer Securities or to pay money at a time when the other party, in accordance with this Agreement, is required to perform an obligation to pay money or transfer Securities simultaneously with the performance of the first party's obligation but, nevertheless, the second party's obligation is not performed simultaneously, the second party shall hold on trust for the first party any assets (including money or Securities) that it receives from the first party prior to the performance of its own obligations being completed provided always that the second party shall be at liberty to dispose of any such assets to the extent such disposal occurs in the ordinary course of its business and provided further that any such trust shall terminate upon the completion of the performance of the aforesaid obligations of the second party or disposal of such assets whichever shall first occur.

                  (e) Subject to and without prejudice to the provisions of sub-paragraph 6(c), either party may from time to time in accordance with market practice and in recognition of the practical difficulties in arranging simultaneous delivery of Securities and money waive in relation to any Transaction its rights under this Agreement to receive simultaneous transfer and/or payment provided that transfer and/or payment shall, notwithstanding such waiver, be made on the same day and provided also that no such waiver in respect of one Transaction shall affect, or bind it in respect of, any other Transaction.

                  (f) The parties shall execute and deliver all necessary documents and take all necessary steps to procure that all right, title and interest in any Purchased Securities and any Equivalent Securities shall pass to the party to which transfer is being





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made upon transfer of the same in accordance with this Agreement,  free from all liens, claims, charges and encumbrances.

                  (g) Notwithstanding the use of expressions such as "Repurchase Date", "Repurchase Price", "Margin", "Margin Excess" and "Margin Deficit" which are used to reflect terminology used in the market for transactions of the kind provided for in this Agreement, all right, title and interest in and to Securities and money transferred or paid under this Agreement shall pass to the transferee upon transfer or payment (subject to the trust provided for in paragraph 6(d) of this Agreement), the obligation of the party receiving Purchased Securities being an obligation to transfer Equivalent Securities. For the avoidance of doubt all right, title and interest in and to Securities and money transferred or paid pursuant to paragraph 4(a) and 4(b) shall pass in like manner.

                  (h)      Time shall be of the essence in this Agreement.

                  (i) Subject to paragraph 10 hereof, all amounts in the same currency payable by each party to the other under any Transaction or hereunder on the same date shall be combined in a single calculation of a net amount payable by one party to the other.

                  (j) Subject to paragraph 10 hereof, all Securities of the same issue, denomination, currency and series, transferable by each party to the other under any Transaction or hereunder on the same date shall be combined in a single calculation of a net quantity of Securities transferable by one party to the other.

7.       Contractual Currency

                  (a) All the payments made in respect of the Purchase Price or the Repurchase Price of any Transaction shall be made in the currency of the Purchase Price (the "Contractual Currency") save as provided in paragraph 10(b)(ii). Notwithstanding the foregoing, the payee of any money may, at its option, accept tender thereof in any other currency, provided, however, that, to the extent permitted by applicable law, the obligation of the payer to pay such money will be discharged only to the extent of the amount of original currency that such payee may, consistent with normal banking procedures, purchase with such other currency (after deduction of any premium and costs or exchange) for delivery on the second Business Day following its receipt of such currency.

                  (b) If for any reason the amount in the original currency received by a party, including amounts received after conversion of any recovery under any judgment or order expressed in a currency other than the original currency, falls short of the amount in the original currency due and payable, the party required to make the payment will, as a separate and independent obligation, to the extent permitted by applicable law, immediately transfer such additional amount in the original currency as may be necessary to compensate for the shortfall.





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                  (c) If for any  reason  the  amount in the  original  currency received by a party exceeds the amount of the original currency due and payable, the party receiving the transfer will refund promptly the amount of such excess.

8.       Substitution

                  In relation to any Transaction, at any time between the Purchase Date and the Repurchase Date Seller may, subject to agreement with and acceptance by Buyer, substitute other Securities for any Purchased Securities, provided, however, that such substitute Securities shall have a Market Value at least equal to the Market Value of the Purchased Securities for which they are substituted as at the date of substitution. Such substitution shall be made by transfer to Buyer of such other Securities and simultaneous transfer to Seller of the relevant amount of Equivalent Securities in respect of the Purchased Securities being substituted. Where either or both of such transfers is or are settled on a payment against delivery basis the parties shall make such payments as between each other as will ensure that the aggregate amount paid by each party equals the aggregate amount received by its. After substitution, the substituted Securities shall be deemed to be Purchased Securities and the original Purchased Securities so substituted shall cease to be Purchased Securities.

9.       Representations

                  Each party represents and warrants to the other that (i) it is duly authorized to execute and deliver this Agreement, to enter into the Transactions contemplated hereunder and to perform its obligations hereunder and thereunder and has taken all necessary action to those such execution, delivery and performance, (ii) it will engage in this Agreement and the Transactions contemplated hereunder as principal, (iii) the person signing this Agreement on its behalf is, and any person representing it is entering into a Transaction will have been, duly authorized to do so on its behalf, (iv) it has obtained all authorizations of any governmental body required in connection with this Agreement and the Transactions contemplated hereunder and such authorizations are in full force and effect, (v) the execution, delivery and performance of this Agreement and the Transactions contemplated hereunder will not violate any law, ordinance, charter, by-law or rule applicable to it or any agreement by which it is bound or by which any of its assets are affected, (vi) it has satisfied itself and will continue to satisfy itself as to the tax implications, if any, of the Transactions contemplated hereunder, (vii) when acting as Seller, at the time of transfer to the Buyer of any Purchased Securities it will have the full and unqualified right to make such transfer and that upon such transfer of Purchased Securities the Buyer will receive the same free and clear of any lien, claim, charge or encumbrance, (viii) when acting as Buyer, at the time of transfer to the Seller of any Equivalent Securities it will have the full and unqualified right to make such transfer and that upon such transfer of Equivalent Securities the Seller will receive the same free and clear of any lien, claim, charge or encumbrance and (ix) when acting as Seller, the paying and collecting arrangements applied in relation to any Purchased Securities prior to their transfer to the Buyer will not have resulted in the payment of any Income to the Seller in respect of such Purchased Securities under deduction or withholding for or on account of UK tax. On the date on which any Transaction is entered into pursuant hereto, and on each day on which Securities or Equivalent Securities are to be transferred under any Transaction, Buyer and Seller shall each be deemed to repeat all the foregoing representations made by it. For the avoidance of doubt and notwithstanding any arrangements which the Seller or the Buyer may have with any third party, each party will be liable as a principal for its obligations under this Agreement and each Transaction.

10.      Events of Default

                  If any of the following events (each an "Event of Default") occurs in relation to either party (the "Defaulting Party", the other party being the "non-Defaulting Party") whether acting as Seller or Buyer: (i) Buyer fails to pay the Repurchase Price or Seller fails to deliver Securities upon the applicable Purchase Date or Seller fails to pay the Repurchase Price or Buyer fails to deliver Equivalent Securities upon the applicable Repurchase Date, and the non-Defaulting Party serves written notice on the Defaulting Party, or (ii) Seller or Buyer fails, after one Business Day's written notice, to comply with paragraph 4 hereof, and the non-Defaulting Party serves written notice on the Defaulting Party, or (iii) Buyer fails to comply with paragraph 5 hereof, and the non-Defaulting Party serves written notice on the Defaulting Party, or (iv) an Act of Insolvency occurs with respect to Seller or Buyer and (except in the case of an Act of Insolvency which is the presentation of a petition for winding-up or any analogous proceeding or the appointment of a liquidator or analogous officer of the Defaulting Party in which case no such notice shall be required) the non-Defaulting Party serves notice on the Defaulting Party, or (v) any representations made by Seller or Buyer shall have been incorrect or untrue in any material respect when made or repeated or deemed to have been made or repeated, and non-Defaulting Party serves written notice on the Defaulting Party, or (vi) Seller or Buyer shall admit to the other its inability to, or its intention not to, perform any of its obligations hereunder and/or in respect of any Transaction and the non- Defaulting Party serves written notice on the Defaulting Party, or (vii) Seller or Buyer shall be suspended or expelled from membership of or participation in any securities exchange or association or other self regulating organization, or suspended from dealing in securities by any government agency or any of the assets of either of them or the assets of investors held by them or to their order shall be transferred or ordered to be transferred to a trustee by a regulatory authority pursuant to any securities regulating legislation and the non-Defaulting Party serves notice on the Defaulting Party, or (viii) Seller or Buyer shall fail to perform any other of its obligations hereunder and shall not remedy such failure within 30 days after the non-Defaulting Party serves written notice relating to such failure on it; then:

                  (a) the Repurchase Date for each Transaction hereunder shall be deemed immediately to occur;

                      (b)(i) the Default Market Values of the Equivalent Securities to be transferred and the Repurchase Prices to be paid by each party shall be established by the non-Defaulting Party for all Transactions as at the Repurchase Date; and

                        (ii) on the basis of the sums so established, an account shall be taken (as at the Repurchase Date) of what is due from each party to the other under this Agreement (on the basis that each party's claim against the other in respect to transfer to it of Equivalent Securities under this Agreement equals the Default Market Value therefor) and the sums due from one party shall be set-off against the sums due from the other and only the balance of the account shall be payable (by the party having the claim valued at the lower amount pursuant to the foregoing) and such balance shall be due and payable on the Repurchase Date. For the purposes of this calculation, all sums not denominated in the Base Currency shall be converted into the Base Currency on the relevant date at the Spot Rate; and



                       (iii) interest shall accrue (as well after as before judgment) on any sum payable by the Defaulting Party to the non-Defaulting Party under this sub- paragraph 10(b) at LIBOR on a day to day basis from the date on which sum becomes due and payable to the date of payment;


                  (c) the Defaulting Party shall be liable to the non-Defaulting Party for the amount of all reasonable legal and other expenses incurred by the non- Defaulting Party in connection with or as a consequence of an Event of Default, together with interest thereon at LIBOR or (in the case of an expense attributable to a particular Transaction, and if greater than LIBOR) the Pricing Rate for the relevant Transaction; and

                  (d) the non-Defaulting Party shall have, in addition to its rights hereunder, any rights otherwise available to it under any other agreement or applicable law.

Each party shall immediately notify the other if an Event of Default occurs in relation to it.

11.      Withholding of Payment or Delivery

                  Without prejudice to the provisions of paragraph 10 hereof, in the case of transfers to be made otherwise than on a payment against delivery basis, neither party shall be obliged on any Repurchase Date to transfer Equivalent Securities or to pay the Repurchase Price to the other in respect of a particular Transaction unless it is satisfied that the other party will pay or deliver to it on such date the Repurchase Price or, as the case may be, the relevant Equivalent Securities. If it is not so satisfied it shall by not later than the time, if any, specified in Annex I notify the other party and request assurances of that other party's ability to make such delivery or payment to it, as the case may be, and unless that other party gives such assurances which are reasonably adequate to the notifying party, the notifying party shall (provided it is itself in a position, and willing, to perform its own obligations) be entitled to withhold delivery or payment to the other party (but where it exercises such entitlement it shall immediately give notice thereof to the other party) and in this event the procedures set out in paragraph 10(b) hereof shall have effect and be applied (on the basis that such other party is the Defaulting Party) but only in relation to the particular Transaction in question and for this purpose the Contractual Currency of that Transaction shall be treated as the Base Currency.

12.      Interest



                  Without prejudice to the provisions of paragraph 10 hereof and to the extent permitted by applicable law, if any sum of money payable hereunder or under any Transaction is not paid when due, interest shall accrue on such unpaid sum as a separate debt at the greater of the Pricing Rate for the Transaction to which such sum relates (where such sum is referable to a Transaction) and LIBOR on a 360 day year basis, or a 365 day year basis, as shall have been agreed for this purpose, for the actual number of days during the period from and including the date on which payment was due to, but excluding, the date of payment.


13.      Single Agreement

                  Buyer and Seller acknowledge that, and have entered into this Agreement and will enter into each Transaction hereunder in consideration of and in reliance upon the fact that, all Transactions hereunder constitute a single business and contractual relationship and have been made in consideration of each other. Accordingly, each of Buyer and Seller agrees (i) to perform all of its obligations in respect of each Transaction hereunder, and that a default in the performance of any such obligations shall constitute a default by it in respect of all Transactions hereunder, and (ii) that payments, deliveries and other transfers made by either of them in respect of any Transaction shall be deemed to have been made in consideration of payments, deliveries and other transfers in respect of any other Transactions hereunder.

14.      Notices and Other Communications

                  Unless another address has been specified in writing by the party to whom any notice or other communication is to be given hereunder, all such notices or other communications shall be in writing in the English language and shall be delivered personally or sent by mail (first class mail in the UK and by air mail if overseas) or by telex or by telefax, and delivered at the respective addresses set forth in Annex III hereto or to such other person, address, telex number or telefax number as either party may specify by notice in writing to the other.

                  In the absence of evidence of earlier receipt, any notice or other communications shall be deemed to have been duly given:

                  (a) if delivered personally, when left at the address referred to above;

                  (b) if sent by mail other than air mail, two days after posting it;

                  (c)      if sent by air mail, six days after posting it;

                  (d) if sent by telex, when the proper answer-back is received; and

                  (e) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form, it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine.

15.      Entire Agreement; Severability

                  This Agreement shall supersede any existing agreements between the parties containing general terms and conditions for Transactions. Each provision and agreement herein shall be treated as separate from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

16.      Non-assignability; Termination of Agreement

                  The rights and obligations of the parties under this Agreement and under any Transaction shall not be assigned, charged or otherwise dealt with by either party without the prior written consent of the other party. Subject to the foregoing, this Agreement and any Transactions shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns.

                  This Agreement may be terminated by either party upon giving written notice to the other, except that this Agreement shall, notwithstanding such notice, remain applicable to any Transactions then outstanding.

                  All remedies hereunder shall survive Termination in respect of the relevant Transaction and termination of this Agreement.

17.      Governing Law

                  This Agreement shall be governed by and construed in accordance with the laws of England. Buyer and Seller hereby irrevocably submit for all purposes of or in connection with this Agreement and each Transaction to the jurisdiction of the Courts of England.

                  Party A hereby appoints the person identified in Annex IV hereto as its agent to receive on its behalf service of process in such courts. Party A shall promptly appoint, and notify Party B of the identity of, a new agent in England if such agent ceases to be its agent.

                  Party B hereby appoints the person identified in Annex V hereto as its agent to receive on its behalf service of process in such courts. Party B shall promptly appoint, and notify Party A of the identity of, a new agent in England if such agent ceases to be its agent.

                  Nothing in this  paragraph  shall limit the right of any party
to  take   proceedings   in  the  courts  of  any  other  country  of  competent
jurisdiction.

18.      No Waivers, Etc.

                  No express or implied waiver of any Event of Default be either party shall constitute a waiver of any other Event of Default and no exercise of any remedy hereunder by any party shall constitute a waiver of its right to exercise any other remedy hereunder. No modification or waiver of any provision of this Agreement and no consent by any party to a departure herefrom shall be effective unless and until such modification, waiver or consent shall be in writing and duly executed by both of the parties hereto. Without limitation on any of the foregoing, the failure to give a notice pursuant to sub-paragraphs 4(a) or 4(b) hereof will not constitute a waiver of any right to do so at a later date.

19.      Waiver of Immunity

                  Each party hereto hereby waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, attachment (both before and after judgment) and execution to which it might otherwise be entitled in any action or proceeding in the Courts of England or of any other country or jurisdiction, relating in any way to this Agreement or any Transaction, and agrees that it will not raise, claim or cause to be pleaded any such immunity at or in respect of any such action or proceeding.


NOMURA GRAND CAYMAN, Ltd.                        INDUSTRY MORTGAGE COMPANY, L.P.

By ____________________________________          By_____________________________

Title _________________________________          Title _________________________

Date __________________________________          Date __________________________

                MASTER COLLATERAL SECURITY AND NETTING AGREEMENT


     MASTER COLLATERAL SECURITY AND NETTING AGREEMENT, dated as of February 7, 1996, between Nomura Securities International, Inc. ("NSI") and each of Nomura Asset Capital Corporation, Nomura Capital Services, Inc. and Nomura Grand Cayman, Ltd. (individually, an "NSI Company" and, collectively, the "NSI Companies") on the one hand, and Industry Mortgage Company, L.P. (the "Counterparty"), on the other hand. All of the NSI Companies together are also referred to herein as the "NSI Group".

         WHEREAS, in order to induce each NSI Company and Counterparty to enter into future transactions and agreements and maintain existing transactions and agreements with each other including, without limitation, extensions of credit, purchases and sales of securities and whole loans, repurchases and reverse repurchase transactions of securities and whole loans, securities loans and borrows, dollar rolls, interest rate and currency exchange transactions (including, but not limited to, swaps, caps and floors), futures and options on futures transactions, secured loan transactions, certificates of deposit, underwriting agreements and agreements for advisory services (collectively, "Transactions"), Counterparty and each NSI Company desire to enter into this Master Collateral Security and Netting Agreement.

         NOW, THEREFORE, Counterparty and each NSI Company agree as follows:

1. Counterparty hereby grants to each member of the NSI Group a continuing security interest in and first lien on all of its respective securities, notes, mortgages instruments, financial assets, monies or other property and all distributions thereon and proceeds thereof, whenever the same is held or carried by or for such member by a member of the NSI Group or any of such member's agents (collectively, the "Collateral") or pledged, lent or sold in a Transaction by Counterparty to any member of the NSI Group. The Collateral secures the payment and performance of any and all obligations and liabilities of Counterparty to each member of the NSI Group now or hereafter existing (including, without limitation, obligations and liabilities under Transactions) whether matured, unmatured, liquidated, unliquidated, fixed or contingent (together with interest at the rate provided under any agreement evidencing the same (or if not so provided at a commercially reasonable rate) (collectively, the "Secured Obligations").

2.       In the event (each, an "Event of Default") that:

         (i) Counterparty (or any receiver, trustee, conservator, liquidator, legal custodian or similar official appointed for such party or any of its property) commits an event of default under, or disaffirms or repudiates, any agreement or any Transaction with a member of the NSI Group;

         (ii) Counterparty becomes insolvent or a debtor under any bankruptcy, reorganization or similar law or regulations; or

         (iii) a receiver, trustee, conservator, liquidator, legal custodian or similar official is appointed for Counterparty or any of its property;

then each member of the NSI Group shall have, in addition to the rights and remedies of a secured creditor under the New York Uniform Commercial Code then in effect and such other rights and remedies as may be provided by law, regulation or agreement (in all cases without notice to Counterparty), the right to:

         IN  WITNESS   WHEREOF,   the  undersigned  have  executed  this  Master
Collateral Security and Netting Agreement as of the 7th day of February, 1996.


Agreed and Accepted:

NOMURA SECURITIES INTERNATIONAL, INC.


By: ________________________________________
Title: _____________________________________


NOMURA ASSET CAPITAL CORPORATION


By: ________________________________________
Title: _____________________________________


NOMURA CAPITAL SERVICES, INC.


By: ________________________________________
Title: _____________________________________


By: ________________________________________
Title: _____________________________________


NOMURA GRAND CAYMAN, LTD.


By: ________________________________________
Title: _____________________________________


INDUSTRY MORTGAGE COMPANY, L.P.


By: ________________________________________
Title: _____________________________________

                                     ANNEX I


                        Supplemental Terms and Conditions


         This Annex I sets forth the following elections and supplemental terms and conditions to that certain Global Master Repurchase Agreement, dated as of February 7, 1996 (the "Agreement") by and between Nomura Grand Cayman, Ltd. ("Buyer") and Industry Mortgage Company, L.P. ("Seller"). In the event of any conflict or inconsistency between the provisions of this Annex I and the Agreement, the provisions of this Annex I shall prevail. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement. Paragraph references are to paragraphs in the Agreement.

1.       Elections.  The following elections shall apply:

         (a) Paragraph 2(c). The Base Currency shall, for all purposes, be United States Dollars Currency.

         (b) Paragraph 2(e). The percentage used to determine Buyer's Margin Amount shall be 110.00%

         (c) Paragraph 3(b). In all cases, Buyer shall promptly deliver to Seller a Confirmation.

         (d)      Paragraph 4(b) shall be inapplicable.

         (e) Paragraph 4(c). Attribution to Transactions of money or Securities transferred under margin maintenance provisions shall be to all outstanding transactions pro-rated to the aggregate amount of the same.

         (f) Paragraph 4(e). Margin Maintenance provisions shall apply on a Transaction by Transaction basis.

         (g) Paragraph 4(f). Margin Deficits shall be satisfied by 4:00 p.m. New York time on the Business Day after notice by Buyer.

         (h) Paragraph 11. Latest time, if any, for issue of request for assurance shall be 4:00 p.m. New York time.

         (i) Paragraph 12. Interest shall be calculated on a 360 day a year basis.

2. Definitions. (a) The following terms shall, for purposes of the Agreement and this Annex I, have the following meaning:

         "Domicile Country" the country of incorporation of Buyer or Seller.

         "Issuer Country" the country of issue of the Securities.

         "LIBOR", one month London Inter-Bank Offered Rate determined two Business Days prior to the date of determination.

         (b) Paragraph 2(u) of the Agreement shall be deleted in its entirety and replaced with the following:


                  "Pricing Rate" shall be 30 day LIBOR plus 125 bp. The Pricing Rate shall be reset at the beginning of each Transaction.



         (c) Paragraph 2(x) of the Agreement shall be deleted in its entirety and replaced with the following:

                  "Purchased Securities" shall mean: IMC Home Equity Loan Trust 1996-1, Home Equity Loan Pass-Through Certificates, Series 1996-1, Class S Certificate evidencing a 50% Percentage Interest.

3.       Default Market Value; Market Value.

         (a) Paragraph 2(j). In all cases, "Default Market Value" shall be determined in good faith by Buyer.

         (b)      Paragraph 2(r) is replaced in its entirety with the following:

                  "(r) "Market Value", with respect to any Securities as of any time on any date, the bid price for such Securities on such date as determined in good faith by Buyer, plus accrued Income to the extent not included therein (other than any Income credited or transferred to, or applied to the obligations of, Seller pursuant to paragraph 5 hereof) as of such date (unless contrary to market practice for such Securities). Absent manifest error, Buyer's determination shall be controlling for purposes of this Agreement."

4. Income Payments. The text of paragraph 5 is replaced in its entirety with the following:

                  "From the Purchase Date to the Repurchase Date, all Income in respect of any Purchased Securities shall be paid to and retained by Buyer as Additional Purchased Securities. Buyer shall pay to Seller the amount by which such Income paid to and retained by Buyer plus the Market Value of Purchased Securities then being held by Buyer in connection with the related Transaction exceeds an amount equal to the Purchase Price plus unpaid Price Differential for the relevant Transaction calculated through the date of payment of such Income. Notwithstanding the foregoing, Buyer shall not be obligated to take any action pursuant to this paragraph 5 to the extent that such action would result in the creation or increase of a Margin Deficit, unless prior thereto or simultaneously therewith. Seller transfers to Buyer cash sufficient to eliminate such Margin Deficit."

5.       Events of Default.

         (a) In addition to the Events of Default set forth in paragraph 10, each of the following events shall constitute an Event of Default for all purposes of the Agreement:

         (i) A judgment by a court of competent jurisdiction for the payment of money in the amount of $1,000,000 or more is rendered against Seller or any of its affiliates, and the same remains undischarged or unpaid for a period of thirty (30) days during which execution of such judgment is not effectively stayed;

         (ii) The Agreement shall for any reason not either (x) create, or shall cease to create, a valid, perfected first priority security interest in favor of Buyer in any of the Purchased Securities or (y) the Agreement shall for any reason not cause, or shall cease to cause, Buyer to be the owner free of any adverse claim of any of the Purchased Securities;

         (iii) Seller shall be in default under any note, indenture, loan agreement, guaranty or any other contract to which it is a party, which default (A) involves the failure to pay a matured obligation of $1,000,000 or more, or (B) permits the acceleration of the maturity of obligations of $1,000,000 or more by any other party to or beneficiary of such note, indenture, loan agreement, guaranty or other contract;

         (iv) Seller shall merge or consolidate into any entity unless (A) the surviving or resulting entity shall be a corporation or partnership organized under the laws of the United States or any state thereof, (B) such entity expressly assumes by written agreement, in form and substance satisfactory to Buyer in its sole discretion, the performance of all of Seller's duties and obligations under the Agreement, and (C) such entity is at least as creditworthy as Seller, as determined by Buyer in its sole and absolute discretion; or

         (v) Seller shall fail to perform, admit its inability to perform or state its intention not to perform its obligations under any Transaction or in respect of any repurchase agreement, reverse repurchase agreement, securities contract or derivative transaction with any party.

         (b) In making a determination as to whether an Event of Default or an Event of Acceleration (as defined below) has occurred, Buyer shall be entitled to rely on reports published or broadcast by media sources believed by Buyer to be generally reliable and on information provided to it by any other sources believed by it to be generally reliable, provided that Buyer reasonably and in good faith believes such information to be accurate and has taken such steps as may be reasonable in the circumstances to attempt to verify such information.

          (c) In addition to the right under paragraph 10(a), upon an Event of Default the non-Defaulting Party shall no longer be obligated to enter into any additional Transactions pursuant to any outstanding Confirmation.

6. Events of Acceleration. Upon the occurrence of the following events (each, an "Event of Acceleration"), at Buyer's election, the Repurchase Date for any Transaction shall occur immediately and Seller shall be required to perform all of its obligations with respect to such Transaction on such accelerated Repurchase Date as if it were the originally stipulated Repurchase Date:

         (i) Any act, event, or circumstances shall occur which, in the reasonable judgment of Buyer, would have a material adverse impact on (A) the creditworthiness of Seller, (B) the ability of Seller to perform its obligations under the Agreement in prompt and timely manner, (C) the characterization, convertibility, marketability, liquidity or value of any Purchased Securities, or (D) the economic, political or financial stability of the United States, the Domicile Country or the Issuing Country; or

         (ii) Any change or development involving a prospective change in taxation or other applicable law or regulation or interpretation thereof in the United States, the Domicile Country or the Issuing Country directly affecting the Purchased Securities, the imposition of exchange controls by the United States, the Domicile Country or the Issuing Country that directly affects the Purchased Securities, or the imposition of exchange controls by the United States, the Domicile Country, or the Issuing Country, that directly affects the financial markets of the United States, the Domicile Country or the Issuing Country and makes it, in the sole judgment of Buyer, inadvisable or impracticable to enter into Transactions with the Securities.

7. Additional Representations. In addition to the representations and warranties set forth in paragraph 9, Seller additionally represents and warrants to Buyer that:

         (i) immediately prior to any transfer of Securities to Buyer, Seller shall own such Securities free and clear of all pledges, liens, security interests, encumbrances, charges and other adverse claims and upon transfer of such Securities to Buyer, Buyer shall (A) be the owner of such Securities free of any adverse claim or (B) obtain a valid, perfected first priority security interest in such Securities; and

         (ii) as of the date Buyer receives financial statements from Seller and as of the date that Buyer and Seller enter into a Transaction, there has been no material adverse change in
                  Seller's financial condition, business or prospects not disclosed to Buyer since the date of such financial statements and such financial statements accurately represent the financial condition of Seller as of the date and for the periods covered thereby.

8. Additional Remedies. In addition to the rights set forth in paragraph 10, Buyer shall have the following additional rights if an Event of Default occurs with respect to Seller when Seller acts as Seller:

         (a) After one (1) Business Day's notice to Seller (which notice need not be given if an Act of Insolvency shall have occurred), Buyer may immediately sell any or all Purchased Securities, in public or private sales as Buyer may deem appropriate and at such price(s) as Buyer deems satisfactory, and apply the proceeds thereof to the aggregate unpaid
                  Repurchase Price and any other amounts owing by Seller hereunder. Buyer may elect, in lieu of so selling such Purchased Securities, to give Seller a credit for such Purchased Securities in the amount of the Default Market Value as of the date of such election against the amounts owing by it to Buyer.

         (b) Buyer and Seller agree and acknowledge that the Purchased Securities constitute collateral that may decline rapidly in value and may have limited or no liquidity. Accordingly, notwithstanding anything to the contrary in the Agreement or this Annex I, Buyer shall not be required to give notice to Seller prior to exercising any remedy in respect of an Event of Default. If no prior notice is given, Buyer shall give notice to Seller of the remedies effected by Buyer promptly thereafter.

         (c) Buyer shall have the right to proceed against any assets of Seller which may be in the possession of Buyer, any affiliate of Buyer or any of their designees, including the right to liquidate such assets and to set off the proceeds against all amounts owing by Seller to Buyer under the Agreement. In addition, Buyer may setoff the proceeds from the liquidation or credit of the Purchased Securities against any and all

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



                  amounts or obligations owing by Seller to Buyer under the Agreement, any Transaction and any other agreement between the parties, whether or not such obligations are then due, without prejudice to Buyer's right to recover any deficiency. Any cash, proceeds or property in excess of any amounts due to Buyer shall be returned to Seller after satisfaction of all obligations of Seller to Buyer.

9. Covenants. Seller agrees it shall take such actions, at its own expense, as may be necessary to cause Purchased Securities which are in physical form to be re- registered in the name of Buyer on or within five (5) days after the Purchase Date of a Transaction, but, in any event, no later than the record date for the next payment due under such securities. Seller agrees it shall, from time to time upon Buyer's request, (i) deliver to Buyer its then most recent audited or interim financial statements and (ii) take such action, at its own expense, as Buyer may deem necessary or advisable to confirm, evidence, validate or perfect Buyer's interest in or rights to the Purchased Securities.

10. Payment and Transfer. Paragraph 6(a) is amended by adding the following at the end thereof:

         "Notwithstanding the foregoing, all transfer of certificated securities from Seller to Buyer shall be effected by physical delivery to Buyer or its designee. When Seller acts as Seller in a Transaction, no Purchased Securities, whether certificated or uncertificated, shall remain in the possession of Seller or any of its agents or in any account in the name of Seller or any of its agents (other than an account maintained for Seller on the books of Buyer)."

11.      Waiver.

         (a) Buyer and Seller each hereby waiver, in respect of and for the benefit of the other, all and any rights and defenses it may have to any claim hereunder based on any immunity granted by any law or treaty by reason of the party being an entity owned or controlled by the government of another country or any sovereign immunity whatsoever.

         (b) Except as provided in Section 8(c) of this Annex I, Seller hereby agrees that its obligation to pay any amounts owing under the Agreement shall not be affected by or subject to any defense, set-off recoupment, claim, counterclaim or any other right or remedy that Seller may have against Buyer for any reason whatsoever, including, without limitation, any right or remedy arising from or based on any agreement pursuant to which Seller sold, purchased, transferred, borrowed or otherwise acquired the Securities.

12.      Jurisdiction; Miscellaneous.

         (a) With respect to any claim arising out of the Agreement, each party (i) irrevocably submits to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, New York, U.S.A., and (ii) irrevocably waives (A) any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any court, (B) any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and
                  (iii) the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party. Buyer and Seller each irrevocably agree to waive any rights it may have to a jury trial in any action or proceeding against it arising out of or relating in any manner to the Agreement.



                  Notwithstanding Section 17 of the Agreement, this Agreement will be governed by the laws of the State of New York.

         (b) References to time in the Agreement and this Annex I shall be to New York City time.

         IN WITNESS WHEREOF, the parties hereto have executed this Annex I this 7th day of February, 1996.



NOMURA GRAND CAYMAN, LTD.                        INDUSTRY MORTGAGE COMPANY, L.P.



By: ________________________________             By: ___________________________

                                    ANNEX II


                                  CONFIRMATION


TO:               Industry Mortgage Company, L.P.

FROM:             Nomura Grand Cayman, Ltd.

DATE:             February 7, 1996

SUBJECT:          Repurchase Transaction


Dear Sirs:

The purpose of this letter is to set forth the terms and conditions of the above repurchase transaction entered into between us on the Contract Date referred to below.

This confirmation supplements and forms part of and is subject to the Global Master Repurchase Agreement as entered into between us as of February 7, 1996 (as the same may be amended from time to time the "Agreement"). All provisions contained in the Agreement govern this confirmation except as expressly modified below. Words and phrases defined in the Agreement and used in this confirmation shall have the meaning herein as in the Agreement.

1.       Contract Date:   February 7, 1996

2.       Purchased Securities: IMC Home Equity Loan Trust 1996-1, Home Equity
                               Loan Pass-Through Certificates Series 1996-1. Class S Certificates evidencing a 50% Percentage Interest.

3.       CUSIP, CINS or other identifying number:  449670 AT 5

4.       Buyer:  Nomura Grand Cayman, Ltd.

5.       Seller:  Industry Mortgage Company, L.P.

6.       Purchase Date:  February 7, 1996

7.       Purchase Price:  $2,879,296.87

8.       Contractual Currency:  United States Dollars

9.       Repurchase Date:     February 6, 1997, subject to extension, at Buyer's
                              sole discretion, every three (3) months commencing
                              May 7, 1996 for an additional three (3) months.



10.      Pricing Rate:  30 day LIBOR plus 125 bp.



11.      Price Differential:  to be calculated on a 360 day year basis

12.      Percentage for calculating Buyer's Margin Amount:  90.00%

13.      Buyer's Bank Account Details:   Bank of New York, ABA #021000018;
                                         GLA/111569; UID:  NIT; SUB A/C Nomura
                                         Grand Cayman; A/C # 004274321.

14.      Seller's Bank Account Details:  SunBank of Tampa Bay, Tampa, Florida;
                                         ABA #  063106569;  for  the
                                         benefit     of     Industry
                                         Mortgage Company, L.P., A/C
                                         # 0032020295202.



                                          Yours faithfully

                                          NOMURA GRAND CAYMAN, LTD.,


                                     By: _______________________________________
                                     Name: _____________________________________
                                     Title: ____________________________________


Accepted And Agreed:

INDUSTRY MORTGAGE COMPANY, L.P.

By: _______________________________
Name: _____________________________
Title: ____________________________

                                    ANNEX III




NOMURA GRAND CAYMAN, LTD.
P.O. Box 30819-SMB, Caledonian House, Mary Street, George Town
Grand Cayman, Cayman Islands, British West Indies
Attention:  Lawrence Della Ratta
Telephone:  (809)  949-1351
Facsimile:  (809) 949-1588


INDUSTRY MORTGAGE COMPANY, L.P.
3450 Buschwood Park Drive, Suite 250
Tampa, Florida  33618
Attention:   George Nicolas
Telephone:  (813) 932-2211 ext. 301
Facsimile:  (813) 931-4840

                                    ANNEX IV


                                 CT CORPORATION
                                  1633 Broadway
                               New York, NY 10019

                                     ANNEX V




NOMURA SECURITIES INTERNATIONAL, INC.
Two World Financial Center, Building B
New York, New York   10281-1198
Attention:  General Counsel's Office






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